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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2007

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Shoreway Road, Suite 380, Belmont, California	94002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 551-0600

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c

Item 7.01. Regulation FD Disclosure

IXI Mobile, Inc. (“Company”) is filing the attached investor presentation as exhibit 99.1 which may be used as public relations material as well as for meetings with potential investors and business partners. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1  IXI Mobile, Inc. Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXI MOBILE, INC.

Dated: August 30, 2007	By:	/s/ Gadi Meroz
Name: Gadi Meroz
Title: Vice President, Corporate Development and General Counsel